SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement [ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       SMART CHOICE AUTOMOTIVE GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[  ] Fee paid previously with preliminary materials:

[  ] Check box if any part of the fee is offset as  provided  by  Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                       SMART CHOICE AUTOMOTIVE GROUP, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 24, 1998


TO THE SHAREHOLDERS OF SMART CHOICE AUTOMOTIVE GROUP, INC.

     Notice is hereby given that the annual meeting of shareholders (the "Annual Meeting") of Smart Choice Automotive Group, Inc., a Florida corporation (the "Company"), will be held at the Company's corporate office located at 5200 South Washington Avenue, Titusville, Florida 32780 on Wednesday, June 24, 1998 at 8:00 a.m. (EDT), to consider and vote upon the following proposals, all of which are more completely set forth in the accompanying Proxy Statement:

1. To elect seven directors of the Company to serve as the Company's Board of Directors. If the proposal to establish a classified Board of Directors (Proposal No. 2 below) is approved, the seven directors will be elected to a classified Board of Directors with three directors being elected for a term of three years, two directors being elected for a term of two years, and two directors being elected for a term of one year, and until their successors are duly elected and qualified. If the proposal to establish a classified Board of Directors is not approved, all seven directors will be elected for one year terms expiring at the Company's 1999 Annual Meeting of Shareholders.

2. To amend the Company's Bylaws to provide for the classification of the Company's Board of Directors into three classes serving staggered terms, as described above.

3. To approve the Company's 1998 Executive Incentive Compensation Plan as described in the Proxy Statement.

4. To approve a specific stock option grant of 12,500 shares of Common Stock to each of the Company's outside directors as their 1998 director compensation.

5. To approve a specific stock option grant of 2,000 shares of Common Stock to each of 24 of the Company's automobile sales managers to vest if sales goals are met.

6.   To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on May 6, 1998 as the record date (the "Record Date") for the determination of stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

                            By order of the Board of Directors,

                            /s/ Gary R. Smith
                            ------------------------
                            Gary R. Smith, President

Titusville, Florida
Date:  May 22, 1998

     A PROXY CARD AND THE ANNUAL REPORT OF THE COMPANY FOR 1997 ARE ENCLOSED. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE
ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IN THE UNITED STATES.

                       SMART CHOICE AUTOMOTIVE GROUP, INC.


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 24, 1997

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Smart Choice Automotive Group, Inc., a Florida corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share ("Common Stock"), for use at the annual meeting of shareholders (the "Annual Meeting") of the Company to be held at 8:00 a.m.
(EDT), on Wednesday, June 24, 1998, or at any adjournment(s) or postponement(s) thereof, pursuant to the foregoing Notice of Annual Meeting of Shareholders.

     The approximate date that this Proxy Statement and the enclosed proxy card are first being sent to shareholders is May 22, 1998. Shareholders should review the information provided herein in conjunction with the Company's 1997 Annual Report, which accompanies this Proxy Statement. The Company's principal executive offices are located at 5200 South Washington Avenue, Titusville, Florida 32780, and its telephone number is (407) 269-9680.

                             PURPOSES OF THE MEETING

     At the Annual Meeting the Company's shareholders will consider and vote upon the following matters:

1. To elect seven directors of the Company to serve as the Company's Board of Directors. If the proposal to establish a classified Board of Directors (Proposal No. 2 below) is approved, the seven directors will be elected to a classified Board of Directors with three directors being elected for a term of three years, two directors being elected for a term of two years and two directors being elected for a term of one year, and until their successors are duly elected and qualified. If the proposal to establish a classified Board of Directors is not approved, all seven directors will be elected for one-year terms expiring at the Company's 1999 Annual Meeting of Shareholders.

2.   To amend the  Company's  Bylaws to provide  for the  classification  of the
     Company's   directors  into  three  classes  serving  staggered  terms,  as described above.

3. To approve the Company's 1998 Executive Incentive Compensation Plan as described in the Proxy Statement.

4. To approve a specific stock option grant of 12,500 shares of Common Stock to each of the Company's outside directors as their 1998 director compensation.

5. To approve a specific stock option grant of 2,000 shares of Common Stock to each of 24 of the Company's automobile sales managers to vest if sales goals are met.

6.   To transact such other business as may properly come before the meeting.

     Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below) will be voted FOR the election of the seven nominees for director; FOR approval of the amendment of the Company's Bylaws to provide for the classification of the Company's Board of Directors; FOR approval of the 1998 Plan; and for approval of the grants of stock options to the Company's directors and sales managers described above in Proposal 4. In the event a shareholder specifies a different choice by means of the enclosed proxy, his or her shares will be voted in accordance with the specification so made. The Board does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.


                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed the close of business on May 6, 1998 as the record date (the "Record Date") for the Annual Meeting. Only holders of record of the outstanding shares of Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the close of business on the Record Date, the Company had issued and outstanding 12,743,580 shares of Common Stock. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business.

     The affirmative vote of the holders of shares of Common Stock having a plurality of the voting power of the Company, in person or by proxy, is required for Proposal 1, the election of seven directors. Shareholders do not have the right to cumulate their votes for directors. The affirmative vote of a majority of the votes cast is required to approve Proposals 2, 3, 4 and 5.

     The Florida Business Corporation Act (the "FBCA") provides matters are approved if the votes cast in favor of the action exceed the votes cast against the action (unless the matter is one for which the FBCA, or other applicable laws, or the Company's Articles of Incorporation require a greater vote). Therefore, under the FBCA, abstentions and broker non-votes have no legal effect.

     A list of shareholders entitled to vote at the Annual Meeting will be available at the Company's offices at 5200 South Washington Avenue, Titusville, Florida 32780 for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself for examination by any shareholder.

     A SHAREHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING PROXY CARD HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY AT ITS OFFICES, BY EXECUTING A LATER-DATED PROXY OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. UNLESS AUTHORITY IS WITHHELD, PROXIES THAT ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PURPOSES SET FORTH THEREON.

                                   MANAGEMENT

     The following table sets forth the names, ages, and positions with the Company of all of the executive officers and directors of the Company. Also set forth below is information as to the principal occupation and business experience for each person in the table.


         Name              Age          Position and Office
         ----              ---          -------------------

Robert J. Abrahams         71     Chairman of the Board and director
Gary R. Smith              45     President, Chief Executive Officer, and director
Ronald W. Anderson         50     Executive Vice President and Chief Operating Officer
Joseph E. Mohr             32     Executive Vice President and Chief Financial Officer
Joseph A. Alvarez          42     Executive Vice President
Robert J. Downing          40     Senior Vice President and Chief Legal Officer
David E. Bumgardner        60     Director
Jeffrey D. Congdon         54     Director
John W. Holden, Jr.        57     Director
Craig Macnab               41     Director
Gerald C. Parker           55     Director
Donald A. Wojnowski, Jr.   37     Director
Joseph Yossifon            50     Director

     Robert J. Abrahams has been Chairman of the Board and a director of the Company since 1997. For the past ten years, Mr. Abrahams has been self employed as an independent consultant in the financial services industry. Mr. Abrahams also serves on the Boards of Directors of two public companies, HMI Industries, Inc. and Ugly Duckling Corp., and six private companies, which are independent consumer finance companies. Prior to that time, Mr. Abrahams spent 28 years with Heller Financial Corporation ("Heller"), an international financial services company, in charge of its consumer finance activities. Mr. Abrahams held various titles at Heller, including Executive Vice President from 1985 to 1988. Mr. Abrahams serves as a member of the Executive Committee and Compensation Committee of the Board of Directors of the Company.

     Gary R. Smith has been the President, Chief Executive Officer, and a director of the Company since 1997. For the past six years, since 1990, Mr. Smith has been the President, Chief Executive Officer, and through 1997 owner of Florida Finance Group, Inc. ("FFG"), an automobile finance company. Mr. Smith has also served since 1981 as the President, Chief Executive Officer, and through 1997 owner of Suncoast Auto Brokers, Inc. ("SAB"), an automobile dealership, and Suncoast Auto Brokers Enterprises, Inc., a used car dealership ("SABE"). On January 28, 1997, the Company acquired FFG, SAB and SABE. Mr. Smith served as President of the Florida Independent Automobile Dealers Association in 1993 and currently serves as a member of the association's Board of Directors. Mr. Smith also serves as a member of the Board of Directors of the National Independent Automobile Dealers Association. Mr. Smith is a member of the Executive Committee of the Board of Directors of the Company.

     Ronald W. Anderson joined the Company as Executive Vice President and Chief Operating Officer in 1997. From June 1996 to March 1997 he was Vice President of Marketing for North American Mortgage Insurance Group. From 1989 through June 1996, he was Executive Vice President for operations of the Riverside Group, a diversified holding company, the business of which included real estate, insurance, and retail building supplies.

     Joseph E. Mohr joined the Company as its Senior Vice President and Chief Financial Officer in 1997 and was promoted to Executive Vice President in 1998. From 1994 through 1997, Mr. Mohr was a management consultant with Gemini Consulting, and from 1991 through 1994 he was a Senior Business Operations Specialist with Heller Financial Corporation. Mr. Mohr has practiced accounting with Arthur Andersen and has a MBA degree from the University of Chicago.

     Joseph A. Alvarez has served as Executive Vice President of the Company since 1997, in which capacity he is in charge of the automobile sales activities of the Company. Prior to joining the Company, Mr. Alvarez was general manager of the following factory franchised new car dealerships: Lokey Automobile Group (1996-1997); Carlisle Motors (1994-1996); and Dimmitt Cadillac (1988-1994).

     Robert J.  Downing  joined the Company as Senior Vice  President  and Chief
Legal Officer in 1998. From 1990 to present, he has been the principal shareholder in Downing & Associates, a law firm in Miami, Florida and New Mexico. During that time, Mr. Downing also acted as of counsel to Cohen & Cohen, P.A. a Santa Fe, New Mexico law firm (1994 through 1997) and as of counsel to Montgomery & Andrews, P.A., an Albuquerque, New Mexico law firm (1991 through
1992).

     David E. Bumgardner has been a director of the Company since 1997. For the past fifteen years, Mr. Bumgardner has been the President and through 1997 owner of Miracle Mile Motors, a used car dealership, and Palm Beach Finance and Mortgage Company, an automobile finance company, both of which were purchased by the Company in 1997. Mr. Bumgardner is presently a private investor. He serves as a member of the Audit Committee of the Board of Directors.

     Jeffrey D. Congdon was appointed as a director of the Company in 1998. Mr. Congdon has been Vice Chairman of the Board of Directors of Budget Group, Inc. since January 1991. From January 1991 to November 1997 he also served as the Budget Group, Inc.'s Chief Financial Officer. Since December 1990, he has been Secretary, Treasurer and a director of Tranex Credit Corporation. From 1980 to 1989, he was an executive officer and principal stockholder of corporations that owned and operated 30 Budget franchises that were sold to Budget Rent a Car Corporation in 1989. From 1982 to 1996, Mr. Congdon owned and operated retail new and/or used vehicle sales operations in Indianapolis, Indiana.

     John W. Holden, Jr. was appointed as a director of the Company in 1998. Mr. Holden has been President and Chief Executive Officer of Pioneer Credit Company, a consumer finance company, since 1974.

         Craig Macnab was appointed as a director of the Company in 1997. Since 1997 Mr. Macnab has been President of Tandem Capital, which provides growth capital to small, rapidly growing public companies with market capitalization up to $100 million. Mr. Macnab also serves on the Board of Directors of five public companies, Clinicor, Inc., Teltronics, Inc., Environmental Tectonics Corporation, JDN Realty Corp., and Digital Transmission Systems, Inc. From 1993 until 1996 he was a partner in J.C. Bradford, a securities firm. Mr. Macnab also serves on the Compensation Committee and Audit Committee of the Board. Tandem Capital is an affiliate of Sirrom Capital Corporation which holds $7.5 million in convertible notes of the Company and other securities exercisable for the Company's Common Stock.

     Gerald C. Parker has been a director of the Company since 1997. For the past ten years, Mr. Parker has been involved in the structuring and funding of start-up companies. At present, Mr. Parker serves as President of Investment Management of America, Inc., a merger and acquisition firm. Mr. Parker also serves as a director of LRG Restaurant Group, Inc., a publicly traded company. Mr. Parker is a member of the Compensation Committee of the Board of Directors.

     Donald J. Wojnowski, Jr. has been a director of the Company since 1996. Since 1992 he has been a stockbroker and registered principal of Empire Financial Group, Inc., an NASD registered broker-dealer. Mr. Wojnowski serves as a member of the Executive Committee of the Board of Directors of the Company.

     Joseph Yossifon has been a director of the Company since 1996 and since 1985 has been a private investor. From 1976 to 1985 he was the president of A-1-A Discounts, an appliance retailer located in Orlando, Florida. Mr. Yossifon serves as a member of the Compensation Committee of the Board of Directors of the Company.

Committees and Meetings of the Board of Directors

     During 1997, the Board of Directors held 13 meetings. During 1997, each director attended at least 75% of the aggregate of the meetings of the Board of Directors and of the committees on which such director served as a member except for David Bumgardner. The Company's Board of Directors has a standing Compensation Committee and Audit Committee. The Compensation Committee, which held two meetings in 1997 makes recommendations to the Board of Directors regarding salaries, incentives and other forms of compensation for executive officers, directors, and employees of the Company. The Audit Committee, which held one meeting in 1997, reviews the Company's accounting practices, internal accounting controls, and financial results, and oversees the engagement of the Company's independent auditors.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the SEC and NASDAQ initial reports of beneficial ownership and reports of changes of beneficial ownership of Common Stock of the Company. Such persons are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company believes, based solely on a review of the copies of such forms furnished to the Company, that during 1997 such individuals complied with all Section 16(a) filing requirements applicable to them, (i) except that Ronald W. Anderson and Joseph E. Mohr did not report on a timely basis the granting to each of them of options to purchase Common Stock in December 1997; and (ii) and Gerald C. Parker did not report on a timely basis dispositions of Common Stock in March, April, May and June of 1997. To the knowledge of the Company appropriate reports of such transactions have been filed with the SEC.

                             EXECUTIVE COMPENSATION

     The table below sets forth information concerning the annual and long-term compensation for services rendered in all capacities to the Company during the 1997, 1996, and 1995 fiscal years of those persons who were, at December 31, 1997: (i) the Chief Executive Officer of the Company; (ii) the Company's four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at December 31, 1997; and (iii) those former executive officers of the Company who would have been included under (ii) but for the fact that they were not executive officers of the Company at December 31, 1997 (the "Named Executive Officers"). The annual salary information in the table below is for 1997, except for the information for Ralph
H. Eckler, which is for 1997, 1996 and 1995. None of the Named Executive Officers served for all of 1997, and therefore salary amounts for 1997 do not reflect salary for a full year.

                                                                                Long Term
                                                                                Compensation-
                                                                                Securities
Name And                                     Annual   Compensation              Underlying
Principal Position                          Salary($)    Bonus ($)              Options (1)
------------------                          --------     --------               ----------

Robert J. Abrahams                          $110,819          --                222,500
Chairman of the Board

Gary R. Smith                               $217,851          --                302,500
President and Chief Executive Officer

Ronald W. Anderson                          $115,328          --                 87,025
Executive Vice President and Chief
Operating Officer

Joseph E. Mohr                               $37,073          --                 77,025
Executive Vice President and Chief
Financial Officer

Joseph A. Alvarez                           $113,010       50,000(4)            105,000
Executive Vice President

Ralph H. Eckler (2)                  1997 - $101,657          --                310,000
Former President and Chief           1996 - $100,000
Executive Officer                    1995 - $105,776

Fred E. Whaley (3)                          $153,263          --                500,000
Former Executive Vice President and
Chief Financial Officer

------------------

(1) The amounts shown in this column represent outstanding stock options granted as compensation. See "Executive Compensation-Stock Option Plans."

(2) Mr. Eckler was also paid $100,000 in 1997 in connection with the termination of his employment.

(3) The Company has asserted in litigation with Mr. Whaley that these grants have been rescinded.

(4) Mr. Alvarez's employment agreement provides for a bonus payment at the end of each fiscal year of $50,000, which the Company paid in 1998.


Option Grants to Executive Officers in Last Fiscal Year
-------------------------------------------------------

     Various stock option plans and arrangements are in effect that provide options to purchase Common Stock as compensation to executive officers, directors, and employees of the Company. See "Stock Option Plans." The following table sets forth information regarding stock options granted during 1997 to the Named Executive Officers.


                                                                                                     Potential Realizable
                                                                                                       Value at Assumed
                    Number of        Percent of                                                        Annual Rates of
                    Securities      Total Options                    Market                              Stock Price
                    Underlying       Granted to       Exercise      Price at                           Appreciation for
                     Options        Employees in      Price Per      Date of     Expiration              Option Term (1)
                                                                                               -------   -----------------
                   Granted (#)       Fiscal Year    Share ($/Sh)    Grant(2)         Date                  5%($)          10%
                   -----------       -----------    ------------    --------    ---------     --------------------    ------
                                                                                               ($)

Robert J. Abrahams         210,000          10.8%           $1.00        $4.94  12/01/2002            $862,077     $1,142,828
                            12,500            .6%           $2.00        $4.94  3/05/2002               38,814         55,526

Gary R. Smith              100,000           5.2%           $4.50               7/29/2002               60,513        194,204

Ronald W. Anderson          30,000           1.5%           $4.88               3/24/2002                6,754         46,861
                            25,000           1.3%           $4.50               7/29/2002               15,128         48,551
                            12,025            .6%           $2.00        $4.00  12/31/2002              37,339         53,416

Joseph E. Mohr              35,000           1.8%           $2.00        $6.25  9/19/2002              108,679        155,471
                            30,000           1.5%           $6.25               9/19/2002                   --             --
                            12,025            .6%           $2.00        $4.00  12/31/2002              37,339         53,416

Joseph A. Alvarez           80,000           4.1%           $2.00        $6.00  4/11/2002              248,410        355,363
                            25,000           1.3%           $4.50               7/29/2002               15,128         48,551

Ralph H. Eckler            100,000           5.1%           $6.50                9/30/2002                  --             --

Fred E. Whaley (5)         200,000          10.3%           $2.00        $4.88  3/24/2002              621,025        888,408
                           200,000          10.3%           $4.88               3/24/2002               45,025        312,408
                            50,000           2.6%             (3)               3/24/2002                  (4)            (4)
                            50,000           2.6%             (3)               3/24/2002                  (4)            (4)
-----------------------

(1) Gains are reported net of the option exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. The amounts reflected in this table will not necessarily be achieved.

(2)  If greater than exercise price.

(3)  At public offering price if a public offering is completed.

(4)  Not capable of determination.

(5) The Company has asserted in litigation with Mr. Whaley that these grants have been rescinded.


Aggregate Option Exercises and December 31, 1997 Option Values
--------------------------------------------------------------

         The following table sets forth information concerning stock options exercised by the Named Executive Officers in 1997 and the value of unexercised stock options at December 31, 1997 for the Named Executive Officers.

                                                          Number of Securities            Value of Unexercised
                            Shares                        Underlying Unexercised          In-The-Money Options at
                          Acquired on         Value       Options at December 31, 1997    December 31, 1997
         Name              Exercise (#)     Realized (#)  Exercisable/Unexercisable       Exercisable/Unexercisable
         ----              ------------     ------------  -------------------------       -------------------------


Robert J. Abrahams             --              --                    210,000 / 0                   420,000 / 0
                                                                      12,500 / 0                    25,000 / 0

Gary R. Smith                   200,000        $800,000              100,000 / 0                         0 / 0

Ronald W. Anderson               20,000       $  80,000               30,000 / 0                         0 / 0
                                                                      25,000 / 0                         0 / 0
                                                                       12,025 /0                    24,050 / 0

Joseph E. Mohr                 --              --                     35,000 / 0                    70,000 / 0
                                                                      30,000 / 0                         0 / 0
                                                                      12,025 / 0                         0 / 0

Joseph A. Alvarez              --              --                     80,000 / 0                   160,000 / 0
                                                                      25,000 / 0                         0 / 0

Ralph H. Eckler                --              --                    250,000 / 0                            --
                                                                      35,000 / 0                    24,500 / 0
                                                                      20,000 / 0                    40,000 / 0

Fred E. Whaley (1)             --              --                    200,000 / 0                   400,000 / 0
                                                                     200,000 / 0                         0 / 0
                                                                      0 / 50,000                         0 / 0
                                                                      0 / 50,000                         0 / 0
-----------------

(1) The Company has asserted in litigation with Mr. Whaley that these grants have been rescinded.

Stock Option Plans
------------------

     Options Granted in 1997. The Company, then known as Eckler Industries, Inc. (for the time period prior to the Merger, "Eckler") and engaged in the manufacture and sale of Corvette parts and accessories, was established in its current form in January of 1997 by a merger (the "Merger") of Eckler with Smart Choice Holdings, Inc. ("SCHI") and various companies involved in the sale and financing of new and used cars. In 1997, stock options were granted by the Company to executive officers, directors and employees of the Company that have generally had five year terms, vested from immediately to over three years, and were exercisable at the market price of the Common Stock on the date of grant. In addition, four trusts (the "Trusts") were established in January 1997 in connection with the Merger by Gerald C. Parker and Thomas E. Conlan with an aggregate of 1,420,000 shares of Common Stock for the purpose of granting stock options as compensation to executive officers and employees of the Company. Mr. Parker is a director and principal shareholder of the Company; Mr. Conlan is a principal shareholder of and consultant to the Company; and both of them were founders of SCHI. Gary R. Smith, President and Chief Executive Officer of the Company, and Gerald C. Parker are the trustees of the Trusts and determine the recipients of and the terms of options granted by the Trusts. Options granted by the Trusts have generally had five year terms, vested from immediately to over three years, and were exercisable at below the market price of the Common Stock on the date of grant. At December 31, 1997 options granted by the Trusts were outstanding to purchase a total of 1,192,500 shares of Common Stock.

     Eckler Plans. In 1995, Eckler established a Combined Qualified and Non-Qualified Employee Stock Option Plan (the "Combined Plan") and a Non-Qualified Stock Option Plan (the "Non-Qualified Plan") (collectively the "Eckler Plans"). Under the Combined Plan, "incentive options" under Section 422 of the Internal Revenue Code may be granted. The Board of Directors of the Company has the power to grant options under the Eckler Plans. Since the Merger, the Company has not granted any options under either Eckler Plan, and no current executive officer of the Company holds options from either Eckler Plan.

     At December 31, 1997 options to purchase 140,000 shares and 35,000 shares of Common Stock, respectively, were outstanding under the Combined Plan and the Non-Qualified Plan. A total of 475,000 shares and 35,000 shares of Common Stock, respectively, may be granted under the Combined Plan and the Non-Qualified Plan.

Retirement and Savings Plan
---------------------------

     The Company has a Retirement and Savings Plan (the "401(k) Plan") for the benefit of eligible employees. Pursuant to the 401(k) Plan, employees may elect to contribute a portion of their salaries to the 401(k) Plan subject to certain limits. The 401(k) Plan permits, but does not require, additional matching contributions and profit sharing contributions to the 401(k) Plan by the Company on behalf of all eligible participants of the Plan. The Company's contributions vest over seven years. During 1997 the Company did not make any contribution to the 401(k) Plan for its employees.

Employment Agreements; Consulting Agreement
-------------------------------------------

     In 1997, the Company entered into employment agreements with Messrs. Abrahams, Smith, Alvarez, Anderson and Mohr providing for initial base salaries of $120,000, $250,000, $150,000, $150,000 and $150,000, respectively. Mr.
Alvarez's employment agreement provides for a bonus payment at the end of each fiscal year of $50,000. The initial term of Mr. Smith's contract is five years and the others are for three. Each of the employment contracts is renewable, unless notice of termination is given prior to the renewal period. The salary for each executive is subject to annual review, and each executive is to be provided an automobile allowance ranging from $500 to $700, monthly. In addition, the employment contracts provide for continuation of the executive's base salary and benefits for the remainder of the contract period if the employee is terminated without cause prior to the expiration of the contract. The contracts also contain confidentiality and non-compete covenants.

     Under an agreement between the Company and Ralph Eckler dated September 30, 1997, Mr. Eckler's employment agreement was terminated, and he was retained as a consultant for five years for $20,000 per year, all of which was paid in advance in October 1997. Under the agreement, Mr. Eckler was granted a five year option to purchase 100,000 shares of Common Stock exercisable at $6.50 per share. Further, the exercise price of a previously granted option for 50,000 shares was changed to $6.50 per share from $10.00 per share. The agreement also provides Mr. Eckler with certain registration rights for the above-referenced options in addition to 200,000 shares he beneficially owns. The agreement also provides Mr. Eckler with health insurance, the transfer of his Company vehicle to him and a right of first refusal on the sale of the Company's Corvette parts business.

Director Compensation
---------------------

     The Company compensates its directors who are not employees by granting them options to purchase shares of the Company's Common Stock. In 1997, the non-employee directors were each granted five-year options for 12,500 shares of Common Stock exercisable at $5.50 per share. The non-employee directors are reimbursed their travel expenses to attend meetings.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

     During 1997 the Company's Board of Directors with the advice of the Compensation Committee determined compensation matters during 1997. No executive officer of the Company served as a member of the Compensation Committee or Board of Directors of another entity which had an executive officer who served on the Company's Board of Directors or Compensation Committee during the fiscal year ended December 31, 1997.

Compensation Committee Report on Executive Compensation
-------------------------------------------------------

     The Company's Compensation Committee reviews and makes recommendations to the Company's Board of Directors regarding the Company's executive compensation program. In that connection the Compensation Committee reviews each of the elements of the executive compensation program of the Company and periodically assesses the effectiveness and competitiveness of the program in total. The Compensation Committee has furnished the following report on executive compensation.

     The Company's compensation program for executive officers is primarily comprised of base salary, bonus, and short and long-term incentives in the form of stock option grants. Executives also participate in various other benefit plans, including medical and 401(k) plans, versions of which are generally available to all employees of the Company.

     The Company's philosophy is to pay base salaries to executives at levels that enable the Company to attract, motivate and retain highly qualified executives. In addition, the Company gives bonuses as a reward for performance based upon individual performance and overall Company financial results. Stock option grants are intended to result in no reward if the stock price does not appreciate, but may provide substantial reward to executives as stockholders benefit from stock price appreciation.

     Base Salary and Bonuses. Each Company executive receives a base salary, which when aggregated with his bonus, is intended to be competitive with similarly situated executives in the Company's industry. The Company targets based pay at the level required to attract and retain highly qualified executives. In determining salaries, individual experience and performance and specific needs particular to the Company are taken into account.

     In addition to base salary, executives are eligible to receive an annual bonus. The Board of Directors has approved the Company's Executive Incentive Bonus Plan which would provide for cash bonuses to executives based on the Company's and the executive's 1998 performance. No bonuses were paid to executive officers in 1997. The amount of bonus and the performance criteria vary with the position and role of the executive within the Company, although bonuses are significantly tied to the Company's financial performance.

     Stock, Options and Other Awards. The Company believes that it is important for executives to have an equity stake in the Company and, toward this end, has made option grants to key executives from time to time. Option grants have taken into account the level of awards granted to executives at companies in the Company's industry, the awards granted to other executives within the Company and the individual officer's specific role at the Company. At the 1998 Annual Meeting of Shareholders, the shareholders will consider a proposal to approve the Company's 1998 Executive Incentive Compensation Plan (the "1998 Plan") which includes, among other things, provisions for grants of stock, stock options, stock appreciation rights, restricted and deferred stock, bonus stock, dividend equivalents, awards in lieu of cash obligations, and other stock-based awards, to executive officers.

     A plan committee comprised of directors who are not employees of the Company administer the 1998 plan. Reference is made to the detailed information concerning the 1998 Plan elsewhere herein.

     Chief Executive Officer Compensation. Gary R. Smith was the owner and president of the used car dealerships and finance company that were acquired by the Company in the Eckler/Smart Choice merger. The terms of Mr. Smith's employment were primarily negotiated with him in connection with the merger transaction. Mr. Smith's five year employment agreement with the Company provides for a salary of $250,000 per year with no increase in salary level. Mr. Smith did not receive a bonus in 1997. The Compensation Committee believes that Mr. Smith's salary is at or below the compensation paid to Chief Executive Officers of comparable, publicly-held companies.

                                  Robert J. Abrahams
                                  Craig Macnab
                                  Gerald C. Parker
                                  Joseph Yossifon

Stock Performance Graph
-----------------------

     Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Nasdaq Composite Index and the Company's peer group index. The Company's peer group consists of Ugly Duckling Corporation and Lithia Motors, Inc. The stock performance graph assumes $100 was invested on January 29, 1997 (the first day of trading of the Company's Common Stock following the Eckler Industries, Inc./Smart Choice Holdings, Inc. merger) and measures the return thereon at various points based on the closing price of the Common Stock on the dates indicated.

                              Smart Choice              Peer          NASDAQ
   Measurement Period    Automotive Group, Inc.         Group        Composite
   ------------------    ----------------------         -----        ---------

        1/29/97                    100                   100            100
        3/31/97                    89                     86             90
        6/30/97                    79                     75            106
        9/30/97                    102                    83            124
        12/31/97                   68                     66            116


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to the number of shares of Common Stock beneficially owned by (i) each director of the Company,
(ii) the Named Executive Officers, (iii) all directors and executive officers of the Company as a group, and (iv) each shareholder known by the Company to be a beneficial owner of more than 5% of the Company's voting securities as of April 27, 1998. The Company believes that except as otherwise noted, each person named has sole investment and voting power with respect to the shares of Common Stock indicated as beneficially owned by such person.

                                         Shares
                                      Beneficially     Percentage
    Name of Beneficial Owner          Owned(1)(2)      of Class(2)
    ------------------------          -----------      -----------

Executive Officers and Directors
--------------------------------

Robert J. Abrahams (3)                  252,500            2.0%

Gary R. Smith (4)                       588,814           12.6%

Ronald W. Anderson (5)                   87,025              *

Joseph E. Mohr (6)                       77,025              *

Joseph A. Alvarez (7)                   105,000              *

Robert J. Downing ( 8 )                  70,000              *

David E. Bumgardner (9)                 314,214            2.5%

Jeffrey Congdon (10)                     32,500              *

John W. Holden, Jr. (21)                 10,000              *

Craig Macnab (11)                        42,000              *

Gerald C. Parker (12)                 1,075,733              %

Donald A. Wojnowski, Jr. (13)            72,500              *

Joseph Yossifon (14)                     65,000              *

All executive officers and directors
as a group (12 persons)               3,973,144           31.18%

Former Executive Officers
-------------------------

Ralph H. Eckler (15)                  1,693,000           12.8%

Fred E. Whaley (16)                     415,000            3.2%

Certain Shareholders (17)

Thomas E. Conlan (18)                 1,420,489           10.9%

Sirrom Capital Corporation (19)       1,787,012           12.3%

Gary R. Smith and Gerald C. Parker,   1,180,833            9.3%
Trustees (20)


-----------------------

*Less than 1%.

(1) For purposes of calculating beneficial ownership percentages, 12,743,581 shares of Common Stock were deemed outstanding.

(2) A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option, warrant, or right. Shares of Common Stock subject to options, warrants, or rights which are currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options, warrants, or rights but are not deemed outstanding for computing the percentage of any other person.

(3) The shares shown represent (i) 30,000 shares owned directly; and (ii) 222,500 shares underlying presently exercisable rights to acquire Common Stock.

(4) The shares shown represent (i) 488,814 shares owned directly; and (ii) 100,000 shares underlying presently exercisable rights to acquire Common Stock. See Note (20) for information as to Mr. Smith's beneficial ownership of shares of Common Stock held by trusts as to which Mr. Smith and Gerald
     C. Parker are co-trustees.

(5) The shares shown represent (i) 20,000 shares owned directly; and (ii) 67,025 shares underlying presently exercisable rights to acquire Common Stock.

(6) The shares shown underlie presently exercisable rights to acquire Common Stock.

(7) The shares shown underlie presently exercisable rights to acquire Common Stock.

(8) The shares shown underlie presently exercisable rights to acquire Common Stock.

(9) The shares shown represent (i) 289,214 shares owned directly; and (ii) 25,000 shares underlying presently exercisable rights to acquire Common Stock.

(10) The shares shown represent (i) 20,000 shares owned directly; and (ii) 12,500 shares underlying presently exercisable rights to acquire Common Stock.

(11) The shares shown represent (i) 17,000 shares owned directly; and (ii) 25,000 shares underlying presently exercisable rights to acquire Common Stock. Mr. Macnab is an affiliate of Sirrom Capital Corporation, which is a creditor and principal shareholder of the Company.

(12) The shares shown represent (i) 770,733 shares owned directly; (ii) 100,000 shares underlying presently exercisable rights to acquire Common Stock;
     (iii) 200,000 shares underlying a presently exercisable option which Mr. Parker holds jointly with Thomas E. Conlan and Ralph H. Eckler; and (iv) 5,000 shares held in a trust of which Mr. Parker is a co-trustee with Thomas E. Conlan. See Note (20) for information as to Mr. Parker's beneficial ownership of shares of Common Stock held by trusts as to which Mr. Parker and Gary R. Smith are co-trustees.

(13) The shares shown represent (i) 27,500 shares owned directly; and (ii) 45,000 shares underlying presently exercisable rights to acquire Common Stock.

(14) The shares shown represent (i) 20,000 shares owned directly; and (ii) 45,000 shares underlying presently exercisable rights to acquire Common Stock.

(15) The shares shown represent (i) 1,183,000 shares owned directly, (ii) 310,000 shares underlying presently exercisable rights to acquire Common Stock; and (iii) 200,000 shares underlying a presently exercisable option which Mr. Eckler holds jointly with Thomas E. Conlan and Gerald C. Parker.

(16) The shares shown represent (i) 15,000 shares owned directly; and (ii) 400,000 shares underlying presently exercisable options to acquire Common Stock. The Company has asserted in litigation with Mr. Whaley that these option grants have been rescinded.

(17) Each of these shareholders, together with Gary R. Smith, Ralph H. Eckler, and Gerald C. Parker, beneficially own 5% or more of the outstanding Common Stock.

(18) The shares shown represent (i) 1,140,489 shares owned directly; (ii) 200,000 shares underlying a presently exercisable option which Mr. Conlan holds jointly with Gerald C. Parker and Ralph H. Eckler; (iii) 75,000 shares underlying presently exercisable rights to acquire Common Stock; and
     (iv) 5,000 shares held in a trust of which Mr. Conlan is a co-trustee with Gerald C. Parker. Thomas E. Conlan's address is 303 E. 7th Avenue, Windemere, Florida 34786.

(19) These shares shown represent shares underlying presently exercisable rights to acquire Common Stock. The address of Sirrom Capital Corporation is 500 Church Street, Suite 200, Nashville, Tennessee 37219.

(20) Gerald C. Parker and Gary R. Smith are co-trustees of four trusts which hold these shares and share voting and investment power as to these shares.

(21) The shares shown are owned directly.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On January 28, 1997, the Company acquired all the issued and outstanding common stock of Smart Choice Holdings, Inc. ("SCHI") through a merger of SCHI into an acquisition subsidiary of the Company (the "Merger"), in which 6.5 million shares of the Common Stock were issued to shareholders of SCHI, on a one share for one share exchange ratio. SCHI was, at the time of the Merger, a holding company that had as its primary assets, a used car dealership with two locations, an automobile finance company, two dealership consulting businesses, and the rights to acquire other new and used car dealerships and their related finance companies. Gary R. Smith, President, Chief Executive Officer, and a director of the Company, and a beneficial owner of more than 5% of the outstanding Common Stock of the Company (a "principal shareholder"), Gerald C. Parker, a director and principal shareholder of the Company, Ralph H. Eckler, a principal shareholder of the Company and in 1997, an executive officer and a director of the Company, and Thomas E. Conlan, a principal shareholder of the Company, each were stockholders, officers and/or directors of SCHI prior to the Merger. Information regarding the interests of Messrs. Smith, Parker, Conlan and Eckler, in the Merger and related transactions is set forth below.

     Thomas E. Conlan was a founder, principal stockholder, officer and director of SCHI. In the Merger, Mr. Conlan received 1,177,389 shares of Company Common Stock in exchange for his shares of SCHI stock. In addition, Mr. Conlan is the beneficiary of two trusts, the Conlan Smart Choice Management Trust and the Conlan Smart Choice Finance Trust (the "Conlan Trusts"). In the Merger, these trusts received an additional 445,000 and 265,000 shares of Company Common Stock, respectively, in exchange for the SCHI stock held thereby. Messrs. Smith and Parker are the trustees of the Conlan Trusts; however, Mr. Conlan has the sole right to receive any proceeds of the sale of the Company Common Stock held by the Conlan Trusts. The Conlan Trusts may, at the option of the trustees and based upon the first to occur of the satisfaction of the purposes of the trusts or February 15, 2007, cause shares of Company Common Stock held by the trusts to be purchased by the Company. In the case of the Finance Trust, the purchase price per share is generally $2.00. In the case of the Management Trust, the purchase price will be an average of the market price for the Common Stock for the 20 days immediately preceding the date of the trustees' notice regarding such purchase by the Company.

     Gerald C. Parker was a founder and director of SCHI. In the Merger, Mr. Parker received 1,177,390 shares of Company Common Stock in exchange for his shares of SCHI stock. In addition, Mr. Parker is the beneficiary of two trusts, the Parker Smart Choice Management Trust and the Parker Smart Choice Finance Trust (the "Parker Trusts"). In the Merger, these trusts received 445,000 and 265,000 shares of Company Common Stock, respectively, in exchange for the SCHI stock held thereby. Messrs. Smith and Parker are the trustees of the Parker Trusts; however, Mr. Parker has the sole right to receive any proceeds of the sale of the Company Common Stock held by the Parker Trusts. The Parker Trusts may, at the option of the trustees and based upon whether the first to occur of the satisfaction of the purposes of the trusts or February 15, 2007, cause shares of Company Common Stock held by such trusts to be purchased by the Company. In the case of the Finance Trust, the purchase price per share is generally $2.00. In the case of the Management Trust, the purchase price will be an average of the market price for the Common Stock for the 20 days immediately preceding the date of the trustees' notice regarding such purchase by the Company.

     Ralph H. Eckler was a director and the President and Chief Executive Officer of the Company prior to the Merger. At the time of the Merger Mr. Eckler owned 160,000 shares of SCHI stock, in exchange for which he received 160,000 shares of Company Common Stock. Additionally, and as part of the terms and conditions of the Merger agreement, Mr. Eckler agreed to surrender his rights under his then current employment agreement and the right to receive up to 670,000 options to purchase Company Common Stock in exchange for a new employment agreement, options to purchase 150,000 shares of Company Common Stock and certain registration rights with respect to 200,000 shares of Company Common Stock. The options are exercisable at $8.75 per share for 100,000 shares and $6.50 per share for 50,000 shares.

     Gary R. Smith was the former President, a director and the sole shareholder of Florida Finance Group, Inc. ("FFG"), Suncoast Auto Brokers, Inc. ("SAB") and Suncoast Auto Brokers Enterprises, Inc. ("SABE") (collectively the "Smith Companies"). Mr. Smith sold substantially all the assets of SAB and SABE and all the issued and outstanding stock of FFG to SCHI prior to the Merger in exchange for a promissory note in the principal amount of $1,031,008.36 and 285,714 shares of SCHI common stock. At the time of the Merger, Mr. Smith's shares of SCHI common stock were exchanged for an equal number of shares of Company Common Stock. As a result of the Merger, Mr. Smith also became the President and Chief Executive Officer of the Company and a member of the Company's Board of Directors. SCHI after the Merger became a wholly-owned subsidiary of the Company, and continues to be the obligor on such note.

     Gary R. Smith leases the Company real property in Pinellas Park, Florida on which the Company operates a used car dealership. The lease term expires in 1999 and has three one-year renewals. The monthly rental for the property is $3,500 plus taxes.

     David Bumgardner, a director of the Company, owned all the stock of Two Two Five North Military Corp. ("225") and Palm Beach Finance and Mortgage Company ("PBF") (the "Bumgardner Companies"). The Bumgardner Companies consisted of an automobile dealership and a related finance company. Prior to the Merger, Mr. Bumgardner had agreed to sell the Bumgardner Companies to SCHI. On February 14, 1997 the Company acquired substantially all the assets of the Bumgardner Companies in exchange for (i) a 9% convertible debenture in the principal amount of $467,601; (ii) a 9% convertible debenture in the principal amount of $800,000 secured by inventory; and (iii) 285,714 shares of Company Common Stock. Mr. Bumgardner's debentures are convertible into Company Common Stock at $8.75 per share, on the closing of a public offering of Common Stock by the Company. In connection with the acquisition of the Bumgardner Companies, Mr. Bumgardner was appointed to the Board of Directors of the Company. In addition, Mr. Bumgardner leases the Company real property in West Palm Beach, Florida on which the Company operates a used car dealership. The lease term expires in 2002 and has two five-year renewals. The monthly rental for the property is $12,000 plus taxes.

     Sirrom Capital Corporation ("Sirrom") is a principal shareholder of the Company. In 1997, Sirrom loaned the Company $7.5 million pursuant to two convertible promissory notes (the "Sirrom Notes") that bear interest at 12% per annum. One of the Sirrom Notes has a principal amount of $3.5 million, matures on March 12, 1999, and is convertible into Common Stock at $3.67 per share, subject to adjustment. The other Sirrom Note has a principal amount of $4.0 million, matures on May 12, 2002, and is convertible into Common Stock at $7.50 per share, subject to adjustment. In connection with these financings, Sirrom was also granted options (the "Sirrom Options") to purchase Common Stock from the Conlan Smart Choice Finance Trust and the Parker Smart Choice Finance Trust at $3.00 per share and received registration rights for shares of Common Stock issued on conversion of the Sirrom Notes and exercise of the Sirrom Options. Craig Macnab, a Vice President of Sirrom became a member of the Board of Directors of the Company on March 21, 1997.

     On September 30, 1997, the Company entered into a Settlement Agreement and Release (the "Release Agreement") with Ralph H. Eckler. The Release Agreement terminated, by mutual consent, Mr. Eckler's employment agreement and also effected Mr. Eckler's resignation from the Company's Board of Directors. The Release Agreement retains Mr. Eckler as a consultant to the Company for a period of five years for an aggregate payment of $100,000 which was paid in advance. In addition, Mr. Eckler has been granted a right of first refusal with respect to the purchase of Eckler Industries, Inc. (the wholly owned subsidiary of the Company consisting of the Company's Corvette parts manufacturing and retail business) for a period of five years. The Company also (i) conveyed to Mr. Eckler an automobile (having a book value of $14,069) that was currently being supplied for his use, (ii) granted him options to purchase 100,000 shares of Company Common Stock at the price of $6.50 per share, (iii) reset the conversion price of options to purchase 50,000 shares of Company Common Stock held by Mr. Eckler from $10 per share to $6.50 per share, and (iv) granted to Mr. Eckler certain registration rights.

     Pursuant to Ralph H. Eckler's former employment agreement, the Company was obligated to pay Mr. Eckler an annual fee equal to two percent of the outstanding balance of all Company loans guaranteed by Mr. Eckler. During 1997, Mr. Eckler was paid $38,459 in such fees. On November 4, 1997, the loan was refinanced, and Mr. Eckler was released as a guarantor on November 4, 1997.

     During 1997, the Company paid $103,750 to Greyhouse Services Corporation ("Greyhouse") pursuant to a consulting agreement which was terminated in 1997. Gerald C. Parker and Thomas E. Conlan own 100% of Greyhouse. In March 1997, the Company issued to each of Messrs. Conlan and Parker an option to purchase 75,000 shares of Common Stock exercisable at the then market price of $4.81 per share in satisfaction of outstanding consulting fees owed Greyhouse of approximately $105,000.

                          PROPOSALS TO THE SHAREHOLDERS
                     ELECTION OF DIRECTORS (PROPOSAL NO. 1)

     The persons named in the enclosed proxy will vote to elect as directors the seven nominees listed below, unless authority to vote for the election of any or all of the nominees is withheld by marking the Proxy to that effect. All of the nominees presently serve on the Board of the Company. Two current members of the Board of Directors, Joseph Yossifon and David E. Bumgardner, are not standing for re-election. Mr. Macnab has been nominated to serve as a director under the terms of Loan Agreements entered into by the Company with Sirrom Capital Corporation ("Sirrom") pursuant to which Sirrom has loaned the Company $7.5 million. Such Loan Agreements provide that so long as Sirrom is the holder of the Notes issued pursuant to such Loan Agreements the Company will include one nominee of Sirrom in the management's slate of nominees to be elected to the Board of Directors and to recommend to the Company's stockholders the election of such nominee.

     All of the nominees listed below have indicated a willingness to serve on the Board. If any of the nominees become unable to serve or for good cause will not serve, the persons named on the enclosed proxy will vote as the Board recommends for substitute nominees, vote to allow the vacancy created thereby to remain open until filled by the Board, or vote to reduce the number of directors for the ensuing year.

     If the proposed amendment to the Company's Bylaws to establish a classified Board is approved (Proposal No. 2 below), three Class I directors will be elected for a three-year term expiring at the 2001 Annual Meeting of
Stockholders, two Class II directors will be elected for a two-year term expiring at the 2000 Annual Meeting of Stockholders, and two Class III directors will be elected for a one-year term expiring at the 1999 Annual Meeting of Stockholders, in all cases subject to the election and qualification of their successors. If the proposed amendments are not approved, all seven directors will be elected for one-year terms expiring at the 1999 Annual Meeting of Stockholders. The nominees for director, their class assignments, and their terms of office if the proposed classified Board amendment is adopted are as follows:

Nominee                                  Class        Term
-------                                  -----        ----

Robert J. Abrahams                         I         3 years

Gary R. Smith                              I         3 years

Craig Macnab                               I         3 years

Jeffrey Congdon                            II        2 years

John W.  Holden, Jr.                       II        2 years

Gerald C. Parker                          III        1 year

Donald J. Wojnownski, Jr.                 III        1 year


     The seven nominees who receive the greatest number of votes cast for the election of directors at the Annual Meeting shall become directors at the conclusion of the tabulation of votes.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE.

     The Board of Directors unanimously approved each of the following proposals for presentation to the Company's shareholders.

                    AMENDMENT TO THE BYLAWS TO PROVIDE FOR A
                 CLASSIFIED BOARD OF DIRECTORS (PROPOSAL NO. 2)

Proposed Amendment
------------------

     The Company's Bylaws provide that the Company's directors shall be elected at each Annual Meeting of stockholders. The Board is not divided into classes. The Board has adopted, subject to stockholder approval, an amendment to the Company's Bylaws to cause the Board of Directors to be divided into three classes with staggered terms. At the Annual Meeting, stockholders will be asked to consider and vote on the proposed amendment.

     If Proposal No. 2 is approved, the Board will be divided into Class I, Class II and Class III directors, with one Class to be elected each year. The initial term of office for the Class III directors would expire at the 1999 Annual Meeting of Stockholders, the initial term of office for the Class II directors would expire at the 2000 Annual Meeting of Stockholders and the initial term of the Class I directors would expire at the 2001 Annual Meeting of Stockholders. Upon the expiration of the initial staggered terms, directors would be elected for three year terms to succeed those directors whose terms expire. New directors elected to fill a vacancy on the Board will serve until the next election of the Class to which such director belongs.

     If this proposal is approved, Article II, Section 4 of the Bylaws would be amended to provide in its entirety as follows:

          Section 4. Election and Term. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each Class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 2001 Annual Meeting of Stockholders; the term of the initial Class II directors shall terminate on the date of the 2000 Annual Meeting of Stockholders; and the term of the initial Class III directors shall terminate on the date of the 1999 Annual Meeting of Stockholders. At each Annual Meeting of Stockholders beginning in 1999, successors to the class of directors whose term expires at the Annual Meeting of Stockholders shall be elected for a three-year term. If the number of directors changes, any increase or decrease in directorships shall be apportioned among the Classes so as to maintain the number of directors in each Class as nearly equal as possible, and any additional directors of any Class elected to fill a vacancy resulting from an increase in such Class shall hold office only until the next election of directors of that Class by the stockholders of the Corporation, but in no case will a decrease in the number of directors shorten the term of any incumbent director. Directors shall hold office until the Annual Meeting of Stockholders for the year in which their terms expire and until their successors shall be duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an Annual or Special Meeting of Stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Company's Articles of Incorporation, or the resolution or resolutions adopted by the Board of Directors creating such class or series, as the case may be, applicable thereto, and such directors so elected shall be divided into classes pursuant to this Section 4 as may be determined by the Board of Directors.

Reasons for Classified Board Structure and Possible Anti-Takeover Effect
------------------------------------------------------------------------

     The Board believes that a classified Board will help lend continuity and stability to the management of the Company. Following adoption of the classified Board structure, at any given time approximately two-thirds of the members of the Board will generally have had experience as directors of the Company. The Board believes that this will facilitate long-range business planning, strategic planning and policy making. In particular, the Company believes that a classified Board will permit the Company to more effectively represent the interests of all of its stockholders in a variety of situations, including responding to circumstances which might be created by demand or actions of a single stockholder or stockholder group, than might be the case if the Board were not classified and a measure of continuity from year to year were not thereby assured.

     The proposed classified Board amendment could discourage efforts to obtain control of the Company. The classification of directors will have the effect of making it more difficult for stockholders to change the composition of the Board in a relatively short period of time since at least two Annual Meetings of Stockholders will be required to effect a change in a majority of the members of the Board. The delay afforded by the proposed amendments will help ensure that the Board, if confronted with a hostile tender offer, a proxy contest or other similar proposal, would have sufficient time to review and consider the proposal and appropriate alternatives to the proposal and to act in what it believes to be the best interests of the stockholders. The proposed amendment is not a response to any specific effort of which the Company is aware to accumulate the Company's stock or to obtain control of the Company.

Vote Required
-------------

     The proposed classified Board amendment must be approved by the affirmative vote of a majority of the votes cast on the proposal. Proxies will be voted in accordance with the specifications marked thereon, and if no specification is marked, a signed proxy will be voted "FOR" the adoption of Proposal No. 2.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.


               APPROVAL OF THE SMART CHOICE AUTOMOTIVE GROUP, INC. 1998 EXECUTIVE INCENTIVE COMPENSATION PLAN (PROPOSAL NO. 3)


1998 Executive Incentive Compensation Plan
------------------------------------------

     Background and Purpose. The following is a summary of the Company's proposed 1998 Executive Incentive Compensation Plan (the "1998 Plan") that the Board of Directors has approved and recommended that the shareholders approve at the Annual Meeting. The terms of the 1998 Plan provide for grants of stock options, stock appreciation rights ("SARs"), restricted stock, deferred stock, other stock-related awards and performance or annual incentive awards that may be settled in cash, stock or other property (collectively, "Awards.") The effective date of the 1998 Plan is April 30, 1998 (the "Effective Date"). No Awards have been made under the 1998 Plan and no Awards will be granted under the 1998 Plan unless the 1998 Plan is approved by the shareholders at the Annual Meeting.

     Shareholder approval of the 1998 Plan is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which are further described below, (ii) in order for the 1998 Plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) by the rules of the Nasdaq Small Cap Market on which the Company's Common Stock is listed.

     The following is a summary of certain principal features of the 1998 Plan. This summary is qualified in its entirety by reference to the complete text of the Plan, which is attached hereto as Exhibit A. Shareholders are urged to read the actual text of the Plan in its entirety.

     Shares Available for Awards; Annual Per-Person Limitations. Under the 1998 Plan, the total number of shares of Common Stock that may be subject to the granting of Awards under the 1998 Plan at any time during the term of the Plan shall be equal to 1,500,000 shares, plus the number of shares with respect to which Awards previously granted under the 1998 Plan that terminate without being exercised, and the number of shares that are surrendered in payment of any Awards or any tax withholding requirements.

     The 1998 Plan limits the number of shares which may be issued pursuant to incentive stock options to 1,500,000 shares.

     In addition, the 1998 Plan imposes individual limitations on the amount of certain Awards in part to comply with Code Section 162(m). Under these limitations, during any fiscal year the number of options, SARs, restricted shares of Common Stock, deferred shares of Common Stock, shares as a bonus or in lieu of other Company obligations, and other stock-based Awards granted to any one participant may not exceed 250,000 for each type of such Award, subject to adjustment in certain circumstances. The maximum amount that may be paid out as an annual incentive Award or other cash Award in any fiscal year to any one participant is $1,000,000, and the maximum amount that may be earned as a performance Award or other cash Award in respect of a performance period by any one participant is $5,000,000.

     The Committee that administers the 1998 Plan (defined below) is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares of Common Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

     Eligibility. The persons eligible to receive Awards under the 1998 Plan are the officers, directors, employees and independent contractors of the Company and its subsidiaries. Thus, Robert J. Abrahams, Gary R. Smith, Ronald W. Anderson, Joseph E. Mohr, Joseph A. Alvarez, Robert J. Downing, Jeffrey D. Congdon, John W. Holden, Jr., Craig Macnab, Gerald C. Parker and Donald A. Wojnowski, Jr., executive officers and/or directors of the Company, would be eligible to participate in the 1998 Plan if approved by the shareholders.

     No independent contractor will be eligible to receive any Awards other than stock options. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the 1998 Plan.

     Administration. The 1998 Plan is to be administered by a committee designated by the Board of Directors consisting of not less than three directors (the "Committee"), each member of which must be a "non-employee director" as defined under Rule 16b-3 under the Exchange Act and an "outside director" for purposes of Section 162(m) of the Code. However, except as otherwise required to comply with Rule 16b-3 of the Exchange Act, or Section 162(m) of the Code, the Board may exercise any power or authority granted to the Committee. Subject to the terms of the 1998 Plan, the Committee or the Board is authorized to select eligible persons to receive Awards, determine the type and number of Awards to be granted and the number of shares of Common Stock to which Awards will relate, specify times at which Awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 1998 Plan, and make all other determinations that may be necessary or advisable for the administration of the 1998 Plan.

     Stock Options and SARs. The Committee or the Board is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of Common Stock on the date of exercise (or defined "change in control price" following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Committee, but in the case of an ISO must not be less than the fair market value of a share of Common Stock on the date of grant. For purposes of the 1998 Plan, the term "fair market value" means the fair market value of Common Stock, Awards or other property as determined by the Committee or the Board or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the fair market value of Common Stock as of any given date shall be the closing sales price per share of Common Stock as reported on the principal stock exchange or market on which Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the Committee or the Board, except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares that have been held for at least 6 months, outstanding Awards or other property having a fair market value equal to the exercise price, as the Committee or the Board may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Committee or the Board. SARs granted under the 1998 Plan may include "limited SARs" exercisable for a stated period of time following a change in control of the Company, as discussed below.

     Restricted and Deferred Stock. The Committee or the Board is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of Common Stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the Committee or the Board. A participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the Committee or the Board. An Award of deferred stock confers upon a participant the right to receive shares of Common Stock at the end of a specified deferral period, subject to possible forfeiture of the Award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an Award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

     Dividend Equivalents. The Committee or the Board is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of Common Stock, other Awards or other property equal in value to dividends paid on a specific number of shares of Common Stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of Common Stock, Awards or otherwise as specified by the Committee or the Board.

     Bonus Stock and Awards in Lieu of Cash Obligations. The Committee or the Board is authorized to grant shares of Common Stock as a bonus free of restrictions, or to grant shares of Common Stock or other Awards in lieu of Company obligations to pay cash under the 1998 Plan or other plans or compensatory arrangements, subject to such terms as the Committee or the Board may specify.

     Other Stock-Based Awards. The Committee or the Board is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. Such Awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights for shares of Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of shares of Common Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board determines the terms and conditions of such Awards.

     Performance Awards, Including Annual Incentive Awards. The right of a participant to exercise or receive a grant or settlement of an Award, and the timing thereof, may be subject to such performance conditions (including subjective individual goals) as may be specified by the Committee or the Board. In addition, the 1998 Plan authorizes specific annual incentive Awards, which represent a conditional right to receive cash, shares of Common Stock or other Awards upon achievement of certain preestablished performance goals and subjective individual goals during a specified fiscal year. Performance Awards and annual incentive Awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be "covered employees" (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such Awards as "performance-based compensation" not subject to the limitation on tax deductibility by the Company under Code
Section 162(m). For purposes of Section 162(m), the term "covered employee" means the Company's chief executive officer and each other person whose compensation is required to be disclosed in the Company's filings with the SEC by reason of that person being among the four highest compensated officers of the Company as of the end of a taxable year. If and to the extent required under
Section 162(m) of the Code, any power or authority relating to a performance Award or annual incentive Award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee and not the Board.

     Subject to the requirements of the 1998 Plan, the Committee or the Board will determine performance Award and annual incentive Award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. In granting annual incentive or performance Awards, the Committee or the Board may establish unfunded award "pools," the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the 1998 Plan (including, for example, total stockholder return, net income, pretax earnings, EBITDA, earnings per share, and return on investment). During the first 90 days of a fiscal year or performance period, the Committee or the Board will determine who will potentially receive annual incentive or performance Awards for that fiscal year or performance period, either out of the pool or otherwise.

     After the end of each fiscal year or performance period, the Committee or the Board will determine (i) the amount of any pools and the maximum amount of potential annual incentive or performance Awards payable to each participant in the pools and (ii) the amount of any other potential annual incentive or performance Awards payable to participants in the 1998 Plan. The Committee or the Board may, in its discretion, determine that the amount payable as an annual incentive or performance Award will be reduced from the amount of any potential Award.

     Other Terms of Awards. Awards may be settled in the form of cash, shares of Common Stock, other Awards or other property, in the discretion of the Committee or the Board. The Committee or the Board may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee or the Board may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee or the Board is authorized to place cash, shares of Common Stock or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 1998 Plan. The Committee or the Board may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of Common Stock or other property to be distributed will be withheld (or previously acquired shares of Common Stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 1998 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee or the Board may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

     Awards under the 1998 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee or the Board may, however, grant Awards in exchange for other Awards under the 1998 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

     Acceleration of Vesting; Change in Control. The Committee or the Board may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and if so provided in the Award agreement, vesting shall occur automatically in the case of a "change in control" of the Company, as defined in the 1998 Plan (including the cash settlement of SARs and "limited SARs" which may be exercisable in the event of a change in control). In addition, the Committee or the Board may provide in an Award agreement that the performance goals relating to any performance based Award will be deemed to have been met upon the occurrence of any "change in control." Upon the occurrence of a change in control, if so provided in the Award agreement, stock options and limited SARs (and other SARs which so provide) may be cashed out based on a defined "change in control price," which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all assets of the Company, or (ii) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control. For purposes of the 1998 Plan, the term "change in control" generally means (a) approval by shareholders of any reorganization, merger or consolidation or other transaction or series of transactions if persons who were shareholders immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company's then outstanding, voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless the reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned), or (b) a change in the composition of the Board such that the persons constituting the current Board, and subsequent directors approved by the current Board (or approved by such subsequent directors), cease to constitute at least a majority of the Board.

     Amendment and Termination. The Board of Directors may amend, alter, suspend, discontinue or terminate the 1998 Plan or the Committee's authority to grant Awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of Common Stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 1998 Plan which might increase the cost of the 1998 Plan or alter the eligibility of persons to receive Awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the 1998 Plan will terminate at such time as no shares of Common Stock remain available for issuance under the 1998 Plan and the Company has no further rights or obligations with respect to outstanding Awards under the 1998 Plan.

     Securities Act Registration. The Company intends to register the shares of Common Stock available for Awards under the 1998 Plan pursuant to a Registration Statement on Form S-8 filed with the SEC. Federal Income Tax Consequences of Awards of Options. The following is a brief description of the federal income tax consequences generally arising with respect to Awards of options under the 1998 Plan.

     Tax Consequences. The grant of an option will create no tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply). Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares of Common Stock acquired on the date of exercise.

     Upon a disposition of shares of Common Stock acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares of Common Stock at the date of exercise of the ISO minus the exercise price, or (ii) the amount realized upon the disposition of the ISO shares of Common Stock minus the exercise price. Otherwise, a participant's disposition of shares of Common Stock acquired upon the exercise of an option (including an ISO for which the ISO holding periods are met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares of Common Stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

     The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares of Common Stock for the ISO holding periods prior to disposition of the shares.

     The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. As discussed above, the Company intends that options and certain other Awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such Awards, qualify as such "performance-based compensation," so that such Awards will not be subject to the
Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of the Company to ensure that options or other Awards under the 1998 Plan will qualify as "performance-based compensation" that is fully deductible by the Company under
Section 162(m).

     The foregoing discussion, which is general in nature and is not intended to be a complete description of the federal income tax consequences of the 1998 Plan, is intended for the information of shareholders at the Annual Meeting and not as tax guidance to participants in the 1998 Plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the 1998 Plan should consult a tax advisor as to the tax consequences of participation.

     New Plan Benefits. No Awards have been granted under the 1998 Plan through the date of this Proxy Statement.

     The Company believes that Awards granted under the 1998 Plan will be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom Awards may be made are to be determined from time to time by the Committee in its discretion, it is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive Awards or the nature and terms of such Awards.

Vote Required
-------------

     The affirmative vote of a majority of the votes cast is required to approve Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO APPROVE THE 1998 EXECUTIVE INCENTIVE COMPENSATION PLAN.


                            APPROVAL OF OPTION GRANTS
                              TO OUTSIDE DIRECTORS
                                (PROPOSAL NO. 4)

Options Granted
---------------

     The Board of Directors has approved and recommends to the stockholders that they approve specific stock option grants in 1998 to the Company's outside directors. Certain rules of the Nasdaq SmallCap market, which first became applicable to the Company in February of 1998, require that such grants of stock options be submitted to the Company's shareholders for approval.

     In 1998, the Company granted, subject to shareholder approval, to each of Gerald C. Parker, Craig Macnab, Donald A. Wojnowski, Jr., David E. Bumgardner, Jeffrey Congdon, and Joseph Yossifon, all of whom are members of the Board of Directors who are not employees of the Company, five year options each to purchase 12,500 shares of Common Stock. These stock options were granted as director fees to the Company's outside directors. The exercise price for these stock options is $2.50 per share, except for those of Mr. Congdon which are exercisable for $4.94 per share, in each case the market value of the Common Stock on the date of grant. Based on the closing price for the Common Stock of $4.47 on May 6, 1998, the market value of the Common Stock underlying these options to purchase 12,500 shares of Common Stock was $55,875. These stock options constitute the only consideration from the Company to outside directors, except for reimbursement of travel expenses related to Board and committee meetings. The Board of Directors considers the grant of these stock options to be an economical, non-cash method for compensating the Company's outside directors.

Vote Required
-------------

     The affirmative vote of a majority of the votes cast is required to approve Proposal 4.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO APPROVE THESE STOCK OPTION GRANTS.

                       APPROVAL OF OPTION GRANTS TO SALES
                            MANAGERS (PROPOSAL NO. 5)

Options Granted
---------------

     The Board of Directors has approved and recommends to the stockholders that they approve specific stock option grants in 1998 to the Company's automobile sales managers. Certain rules of the Nasdaq SmallCap market, which first became applicable to the Company in February of 1998, require that such grants of stock options be submitted to the Company's shareholders for approval.

     In 1998 the Company granted, subjected to shareholder approval, to each of its automobile sales managers a five year option to purchase 2,000 shares of Common Stock for $2.25 per share, the fair market value on the date of grant. Based on the closing price for the Common Stock of $4.47 on May 6, 1998, the market value of the Common Stock underlying these options to purchase 2,000 shares of Common Stock was $8,940. These options vest quarterly over one year if the Company's sales goals are met. At present there are 24 sales managers in the group that was granted these options. The Board of Directors granted these options to provide the Company's automobile sales managers an economic incentive to meet or exceed the Company's automobile sales goals.

Vote Required
-------------

     The affirmative vote of a majority of the votes cast is required to approve Proposal 5.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO APPROVE THESE STOCK OPTION GRANTS.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     BDO Seidman, LLP currently serves as the independent certified public accountants for the Company. Representatives of BDO Seidman, LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

     Any proposal of a shareholder intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the President of the Company for possible inclusion in the Company's Proxy Statement, and notice of meeting relating to that meeting by January 22, 1999. Shareholder proposals must be made in compliance with applicable legal requirements promulgated by the Securities and Exchange Commission and be furnished to the President by certified mail, return receipt requested.

                              COSTS OF SOLICITATION

     The entire cost of solicitation of proxies by the Board of Directors will be borne by the Company. In addition, to the use of the mails, proxies may be solicited by personal interview, facsimile, telephone and telegram by directors, officers and employee of the Company. The Company expects to reimburse brokers or other persons for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners.

     YOU ARE URGED TO SIGN AND RETURN YOUR PROXY PROMPTLY TO MAKE CERTAIN YOUR SHARES WILL BE VOTED AT THE 1998 ANNUAL MEETING. FOR YOUR CONVENIENCE, A RETURN ENVELOPE IS ENCLOSED.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ Gary R. Smith
                                ----------------------------------
                                Gary R. Smith, President
Titusville, Florida
May 22, 1998

                                  EXHIBIT "A"

                       SMART CHOICE AUTOMOTIVE GROUP, INC.
                   1998 Executive Incentive Compensation Plan

                       SMART CHOICE AUTOMOTIVE GROUP, INC.
                   1998 Executive Incentive Compensation Plan

1.       Purpose.................................................................................1
2.       Definitions.............................................................................1
3.       Administration..........................................................................3
         (a)      Authority of the Committee.....................................................3
         (b)      Manner of Exercise of Committee Authority......................................3
         (c)      Limitation of Liability........................................................4
4.       Stock Subject to Plan...................................................................4
         (a)      Limitation on Overall Number of Shares Subject to Awards.......................4
         (b)      Application of Limitations.....................................................4
5.       Eligibility; Per-Person Award Limitations...............................................4
6.       Specific Terms of Awards................................................................4
         (a)      General........................................................................4
         (b)      Options........................................................................5
         (c)      Stock Appreciation Rights......................................................5
         (d)      Restricted Stock...............................................................6
         (e)      Deferred Stock.................................................................7
         (f)      Bonus Stock and Awards in Lieu of Obligations..................................7
         (g)      Dividend Equivalents...........................................................7
         (h)      Other Stock-Based Awards.......................................................8
7.       Certain Provisions Applicable to Awards.................................................8
         (a)      Stand-Alone, Additional, Tandem, and Substitute Awards.........................8
         (b)      Term of Awards.................................................................8
         (c)      Form and Timing of Payment Under Awards; Deferrals.............................8
         (d)      Exemptions from Section 16(b) Liability........................................9
8.       Performance and Annual Incentive Awards.................................................9
         (a)      Performance Conditions.........................................................9
         (b)      Performance Awards Granted to Designated Covered Employees.....................9
         (c)      Annual Incentive Awards Granted to Designated Covered Employees...............10
         (d)      Written Determinations........................................................11
         (e)      Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m)......11
9.       Change in Control......................................................................11
         (a)      Effect of "Change in Control."................................................11
         (b)      Definition of "Change in Control..............................................12
         (c)      Definition of "Change in Control Price."......................................12
10.      General Provisions.....................................................................12
         (a)      Compliance With Legal and Other Requirements..................................12
         (b)      Limits on Transferability; Beneficiaries......................................12
         (c)      Adjustments...................................................................13
         (d)      Taxes.........................................................................13
         (e)      Changes to the Plan and Awards................................................13
         (f)      Limitation on Rights Conferred Under Plan.....................................14
         (g)      Unfunded Status of Awards; Creation of Trusts.................................14
         (h)      Nonexclusivity of the Plan....................................................14
         (i)      Payments in the Event of Forfeitures; Fractional Shares.......................14
         (j)      Governing Law.................................................................14
         (k)      Plan Effective Date and Stockholder Approval; Termination of Plan.............14


                       SMART CHOICE AUTOMOTIVE GROUP, INC.
                   1998 Executive Incentive Compensation Plan

     1. Purpose. The purpose of this 1998 Executive Incentive Compensation Plan (the "Plan") is to assist Smart Choice Automotive Group, Inc., a Florida corporation (the "Company") and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, Directors and independent contractors by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company.

     2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

          (a) "Annual Incentive Award" means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

          (b) "Award" means any Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest, granted to a Participant under the Plan.

          (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under
     Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (d) "Beneficial Owner", "Beneficially Owning" and "Beneficial Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule. (e) "Board" means the Company's Board of Directors.

          (f) "Change in Control" means Change in Control as defined with related terms in Section 9 of the Plan.

          (g)  "Change  in  Control  Price"  means  the  amount   calculated  in
     accordance with Section 9(c) of the Plan.

          (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (i) "Committee" means a committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist of at least two directors, and each member of which shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" within the meaning of Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

          (j) "Corporate Transaction" means a Corporate Transaction as defined in Section 9(b)(i) of the Plan. (k) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

          (l) "Deferred  Stock" means a right,  granted to a  Participant  under
     Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

          (m) "Director" means a member of the Board.

          (n) "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

          (o) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

          (p) "Effective Date" means the effective date of the Plan, which shall
     be [      ].

          (q) "Eligible Person" means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors and employees of the Company or of any Subsidiary, and independent contractors with the Company or any Subsidiary. The foregoing notwithstanding, only employees of the Company or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in the Plan.

          (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (s) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

          (t) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

          (u) "Incentive Stock Option" or "ISO" means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

          (v) "Incumbent Board" means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

          (w) "Limited SAR" means a right granted to a Participant under Section 6(c) hereof.

          (x) "Option" means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

          (y) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h) hereof.

          (z) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

          (aa) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

          (bb) "Performance Award" means a right, granted to an Eligible Person under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee or the Board.

          (cc) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

          (dd)  "Restricted  Stock" means Stock granted to a  Participant  under
     Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

          (ee) "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
     Section 16 of the Exchange Act.

          (ff) "Stock" means the Company's Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to
     Section 10(c) hereof.

          (gg) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

          (hh) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

3. Administration.

     (a) Authority of the Committee. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

     (b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in
Section 8(d). The Committee or the Board may appoint agents to assist it in administering the Plan.

     (c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a Subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Stock Subject to Plan.

     (a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) 1,500,000, plus (ii) the number of shares with respect to Awards previously granted under the Plan that terminate without being exercised, expire, are forfeited or canceled, and the number of shares of Stock that are surrendered in payment of any Awards or any tax withholding with regard thereto. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 10(c) hereof, in no event shall the aggregate number of shares of Stock which may be issued pursuant to ISOs exceed 1,500,000 shares.

     (b) Application of Limitations. The limitation contained in Section 4(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only SARs). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

5. Eligibility;  Per-Person Award Limitations.

     Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than [250,000] shares of Stock, subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c). In addition, the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Participant shall be [$2,000,000], and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Participant shall be [$5,000,000].

6.     Specific Terms of Awards.

     (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee or the Board is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Florida law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

     (b) Options. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

          (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

          (ii) Time and Method of Exercise. The Committee or the Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

          (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                    (A) the Option shall not be exercisable  more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

                    (B) The aggregate  Fair Market Value  (determined  as of the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

     (c) Stock Appreciation Rights. The Committee and the Board each is authorized to grant SAR's to Participants on the following terms and conditions:

          (i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a "Limited SAR" that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof), over (B) the grant price of the SAR as determined by the Committee or the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 7(a) hereof.

          (ii) Other Terms. The Committee or the Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 6(c), as the Committee or the Board may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

     (d) Restricted Stock. The Committee and the Board each is authorized to grant Restricted Stock to Participants on the following terms and conditions:

          (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee or the Board may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee or the Board may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

          (ii) Forfeiture. Except as otherwise determined by the Committee or the Board at the time of the Award, upon termination of a Participant's employment during the applicable restriction period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

          (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

          (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

     (e) Deferred Stock. The Committee and the Board each is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

          (i) Award and Restrictions. Satisfaction of an Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee or the Board (or, if permitted by the Committee or the Board, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee or the Board may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee or the Board may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee or the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

          (ii) Forfeiture. Except as otherwise determined by the Committee or the Board, upon termination of a Participant's employment during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant's Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Deferred Stock.

          (iii) Dividend Equivalents. Unless otherwise determined by the Committee or the Board at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee or the Board shall determine or permit the Participant to elect.

     (f) Bonus Stock and Awards in Lieu of Obligations. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

     (g) Dividend Equivalents. The Committee and the Board each is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee or the Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee or the Board may specify.

     (h) Other Stock-Based Awards. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee or the Board shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

7. Certain Provisions Applicable to Awards.

     (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

     (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the Code).

     (c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, Stock that have been held for at least 6 months, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

     (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to
Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

8. Performance and Annual Incentive Awards.

     (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee or the Board. The Committee or the Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code
Section 162(m), shall be exercised by the Committee and not the Board.

     (b) Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

          (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

          (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards:
     (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index or the S&P Specialty Retailer Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital or inventory; and
     (14) ratio of debt to stockholders' equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof that are intended to qualify as "performanced-based compensation under Code Section 162(m).

          (iii) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

          (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

          (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

     (c) Annual Incentive Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

          (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with
     Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

          (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under
     Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code
     Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

          (iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or
     (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

     (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards if and to the extent required to comply with Code Section 162(m).

     (e) Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

9. Change in Control.

     (a) Effect of "Change in Control." If and to the extent provided in the Award, in the event of a "Change in Control," as defined in Section 9(b), the following provisions shall apply:

          (i) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control, subject only to applicable restrictions set forth in Section 10(a) hereof;

          (ii) Limited SARs (and other SARs if so provided by their terms) shall become exercisable for amounts, in cash, determined by reference to the Change in Control Price;

          (iii) The restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

          (iv) With respect to any such outstanding Award subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided by the Committee in the Award agreement relating to such Award.

     (b) Definition of "Change in Control. A "Change in Control" shall be deemed to have occurred upon:

          (i) Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a "Corporate Transaction") is subsequently abandoned); or (ii) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board.

     (c) Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.

10.   General Provisions.

     (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

     (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

     (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that a substitution or adjustment is determined by the Committee or the Board to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee or the Board shall, in such manner as it may deem equitable, substitute or adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under
Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

     (d) Taxes. The Company and any Subsidiary is authorized to withhold from any award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

     (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee or the Board may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

     (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Subsidiary; (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person's or Participant's employment at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

     (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

     (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

     (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Florida without giving effect to principles of conflicts of laws, and applicable federal law.

     (k) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) and 422, Rule 16b-3 under the Exchange Act, applicable NASDAQ requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate at such time as no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

                             PROXY FOR COMMON STOCK

              SMART CHOICE AUTOMOTIVE GROUP, INC. SHAREHOLDER PROXY
     THIS SHAREHOLDER PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS JUNE 24, 1998

The undersigned hereby appoints Gary R. Smith, Robert J. Downing and James Neal Hutchinson, Jr. and any of them, as proxies, each with the power to appoint his substitute, to represent, and vote all shares of Common Stock of and on behalf of the undersigned as designated on the reverse side at the Annual Meeting of Shareholders of Smart Choice Automotive Group, Inc. to be held June 24, 1998, and any adjournments thereof, with all powers the undersigned would possess if personally present and voting at such meeting.

Please mark your votes
as indicated in this example [ X ]

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4 and 5.


1. ELECTION OF DIRECTORS: Robert J. Abrahams, Gary R. Smith, Jeffrey D. Congdon, John W. Holden, Jr., Craig Macnab, Gerald C. Parker and Donald A. Wojnowski, Jr.


   [  ] FOR nominees listed above (except      [  ]  WITHHOLD AUTHORITY
        as marked to the contrary below)             to vote for

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


2. PROPOSAL TO AMEND THE BYLAWS TO PROVIDE FOR THREE CLASSES OF DIRECTORS SERVING STAGGERED TERMS.

     [  ] FOR       [  ] AGAINST        [  ] ABSTAIN

3.   PROPOSAL TO APPROVE THE 1998 EXECUTIVE INCENTIVE COMPENSATION PLAN.

     [  ] FOR       [  ] AGAINST        [  ] ABSTAIN

4.   PROPOSAL TO APPROVE GRANT OF STOCK OPTIONS TO OUTSIDE DIRECTORS.

     [  ] FOR       [  ] AGAINST        [  ] ABSTAIN

5.       PROPOSAL TO APPROVE GRANT OF STOCK OPTIONS TO SALES MANAGERS.

     [  ] FOR       [  ] AGAINST        [  ] ABSTAIN

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is indicated, the Proxy will be voted FOR Proposals 1, 2, 3, 4 and 5.

                    PLEASE MARK ON THIS SIDE; THEN SIGN, DATE
          AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE

                           (Continued from other side)

                         ANNUAL MEETING OF SHAREHOLDERS

                      SMART CHOICE AUTOMOTIVE GROUP, INC.
                                 to be held at:

                           5200 S. Washington Avenue
                           Titusville, Florida 32780


                                 June 24, 1998
                             8:00 A.M., Local Time


     This Proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is indicated, the Proxy will be voted FOR Proposals 1, 2, 3, 4 and 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the annual meeting.

                             THIS PROXY IS SOLICITED
                       ON BEHALF OF THE BOARD OF DIRECTORS


                     Date:                    , 1998
                          --------------------


                    --------------------------------------------
                    Signature


                   --------------------------------------------
                    Signature if held jointly

     PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. If shares are held in the name of two or more persons, all must sign. When signing as Attorney, Executor, Administrator, Personal Representative, Trustee, or Guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer.